Exhibit 10.1

NOTICE OF CONVERSION AND CONSENT

May 7, 2024

Reference is made to that certain Note Purchase Agreement by and among Leafly Holdings, Inc. (f/k/a Merida Merger Corp. I, the, “Company”), the Purchasers named therein, Merida Holdings, LLC, and Leafly, LLC (the “Agreement”) and that certain global note representing 8.00% Convertible Senior Notes due 2025 (the “Note”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement or the Note, as applicable, with any inconsistency resolved in favor of the Note.

WHEREAS the undersigned Purchasers (each a “Consenting Holder,” and collectively the “Consenting Holders”) are the beneficial owners of all of the Outstanding Amount of the Note and constitute a Holder Majority.

WHEREAS the Consenting Holders wish to convert up to an aggregate of $275,000 of the Outstanding Amount of the Note and the Company wishes to effect such conversion in each case on terms and conditions as more fully set forth herein.

NOW, THEREFORE, for value received the Company and Consenting Holders agree as follows:

1.
Notice. This Notice of Conversion and Consent (this “Notice”) shall serve as notice of a temporary and limited increase in the Conversion Rate pursuant to sections 7(h) and 13(h)(A)(vii) of the Note. The Company hereby increases the Conversion Rate such that the Conversion Price per share of Company common stock shall be equal to the dollar amount that is 5% less than the Last Reported Sale Price on the Trading Day immediately prior to the date of this Notice for up to TWO HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($275,000) of the Outstanding Amount (the “Conversion Amount”) to be tendered for conversion by the Consenting Holders in accordance with this Notice. For the avoidance of doubt, immediately upon conversion of the Conversion Amount pursuant to Section 2 hereof, the Conversion Rate shall reset to the Conversion Rate in effect immediately prior to the date of this Notice. If the Consenting Holders fail to tender all or any portion of the Conversion Amount for conversion within 5 business days of the date hereof, then the Conversion Rate similarly shall reset with respect to all or any portion of the Conversion Amount not tendered for conversion.

2.
Exercise of Conversion Right. Upon execution of this Notice, the Consenting Holders shall cause the Conversion Amount to be withdrawn and delivered to Continental Stock Transfer & Trust Company, as authenticating agent and transfer agent of the Company through the Depository Trust Company (“DTC”) via the DTC’s Deposit Withdrawal Agent Commission or “DWAC” system. The delivery of the Conversion Amount shall be deemed an Optional Conversion and the date of delivery via DWAC of the Conversion Amount shall be deemed the Conversion Date.

Exhibit 10.1

3.
Delivery of Shares Upon Conversion. Upon receipt of the DWAC for the Conversion Amount, the Company shall cause Continental Stock Transfer & Trust Company to issue an aggregate of 96,813 shares of Company Common Stock to the Consenting Holders and deliver the shares in accordance with the Optional Conversion provisions of Section 4 of the Note.

4.
Interest. Applicable accrued interest payable on the Conversion Amount through the Conversion Date will be paid by the Company, in the form of cash, on the next interest payment date as provided in the Note.

5.
Consent and Waiver. The Consenting Holders each hereby consent and agree to the temporary and limited increase in the Conversion Rate for the Conversion Amount, waive all notice requirements and time periods set forth in the Agreement and Note, and acknowledge that the Conversion Rate shall reset as provided herein and shall not seek to convert more Outstanding Amount of the Note in excess of the Conversion Amount in connection with this Notice.

6.
Headings; Construction. The headings and captions appearing in this Notice have been inserted for the purposes of convenience and ready reference, and do not purport to and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they appertain. Except as provided herein, the Agreement and Note remain in full force and effect.

7.
Governing Law. This Notice shall be governed by and construed under the laws of the State of New York applicable to agreements made and to be performed in such state.

8.
Counterparts. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of this page intentional left blank.]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

COMPANY:

Leafly Holdings, Inc.

By:	/s/Yoko Miyashita
Name:	Yoko Miyashita
Title:	Chief Executive Officer

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

CrossingBridge Low Duration High Yield Fund

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

Destinations Low Duration Fixed Income Fund

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

Leaffilter North Holdings Inc.

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

OlsonUbben LLC

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

Destinations Global Fixed Income Opportunities Fund

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

RiverPark Strategic Income Fund

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]

Exhibit 10.1

IN WITNESS WHEREOF, the parties have executed this Notice on the date first written above.

CONSENTING HOLDER:

CrossingBridge Ultra Short Duration Fund

By:	/s/David Sherman
Name:	David Sherman
Title:	Authorized Agent as Investment Adviser

[Signature Page to Notice of Conversion and Consent]